FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2024
Disclosure of nature and extent of risks arising from financial instruments [abstract]
FINANCIAL RISK MANAGEMENT	FINANCIAL RISK MANAGEMENT
Amer Sports, Inc. is exposed to customary financial risks such as commodity price risks, inflation risks, liquidity risks, foreign exchange and interest rate risks, counterparty and credit risks.
The Company's Group Treasury function manages funding and liquidity risks, foreign exchange and interest rate risks, and credit risks. The Group Treasury function acts as an in-house bank providing financial services for subsidiaries within the Amer Sports Group.
COMMODITY PRICE RISK
Amer Sports is exposed to commodity and other price risk, including from rubber, nylon, polyester, steel, aluminum and other materials, which are either purchased directly or in a converted form such as fabric, as well as other inputs, including energy, transportation and logistics services. To manage risks of commodity price changes, management negotiates prices in advance when possible. Amer Sports has not historically managed commodity price exposures by using derivative instruments.
INFLATION RISK
Inflationary pressures have recently increased, and may continue to increase, the costs of labor, raw materials and other inputs for Amer Sports’ products. Amer Sports has experienced, and may continue to experience, higher than expected inflation, including escalating transportation, commodity and other supply chain costs and disruptions. If our costs are subject to significant inflationary pressures, Amer Sports may not be able to offset such higher costs through price increases, which could adversely affect its business, results of operations or financial condition.
CAPITAL MANAGEMENT
The Company manages its capital and capital structure with the objectives of safeguarding sufficient working capital over the annual operating cycle and providing sufficient financial resources to grow operations to meet long-term consumer demand. The Board of Directors of the Company monitors the Company’s capital management on a regular basis. The Company will continually assess the adequacy of the Company’s capital structure and capacity and make adjustments within the context of the Company’s strategy, economic conditions, and risk characteristics of the business.
The New Senior Secured Credit Facilities contains a number of covenants that, among other things and subject to certain exceptions, restrict the Company’s and its subsidiaries’ ability to incur additional indebtedness; create liens; enter into agreements and other arrangements that include negative pledge clauses; pay dividends on capital stock or redeem, repurchase or retire capital stock or subordinated indebtedness; make investments, loans, advances and acquisitions; merge, amalgamate or sell assets, including equity interests of subsidiaries; enter into sale and leaseback transactions; engage in transactions with affiliates; and enter into amendments of or waivers under subordinated indebtedness. The Credit Agreement also contains certain customary affirmative covenants.
The New Revolving Credit Facility contains financial covenants that: (1) require the Company to maintain a maximum first lien net leverage ratio of not greater than 5.00:1.00 and (2) require the Company to maintain an interest coverage ratio of not less than 2.00:1.00, which shall increase to 2.25:1.00 as of the fiscal quarter ending December 31, 2025 and shall further increase to 2.50:1.00 as of the fiscal quarter ending December 31, 2026. The financial covenants contain a customary term loan facility standstill and customary cure rights.

The Company is in compliance with all financial and nonfinancial covenants as of December 31, 2024. There are no indications that the Company would have difficulties complying with the covenants over the next 12 months.
The Company is not subject to any externally imposed capital requirements.
LIQUIDITY RISK
At an operational level, the Company’s liquidity risks revolve around its cyclical need for working capital. Typically, the highest level of working capital has been reached in the third quarter, when short-term debt is tied up in inventories and accounts receivable.
The Company's Treasury function has established several cash pooling structures with the Company’s relationship banks in order to manage the liquidity of the Company and manages liquidity that is outside cash pooling structures. Liquidity in excess of operating needs may be invested in line with the Company's policies and the terms of the New Senior Secured Credit Facilities agreement.
Prior to the IPO and Equitization, the Senior Facilities Agreement was a cornerstone of Amer Sports’ funding and provided both options and limitations to activities that relate to funding and liquidity management.
Under the New Senior Secured Credit Facilities agreement, the Company has a five-year revolving credit facility of $710.0 million, which is available in U.S. dollars or Euros. No amounts were borrowed on the New Revolving Credit Facility as of December 31, 2024. The New Revolving Credit Facility, the two China Facilities, and the Standard Chartered Bank facility are intended to assist with Amer Sports’ short-term liquidity needs.
The following table summarizes the amount of contractual undiscounted future cash flow requirements of the Company’s financial liabilities as of December 31, 2024.

In millions	2025	2026	2027	2028	2029	Thereafter	Total
Non-current borrowings	$—	$—	$—	$—	$—	$800.0	$800.0
Interest on borrowings (1)	57.0	54.0	54.0	54.0	54.0	78.8	351.8
Lease liabilities	123.5	104.8	84.4	73.7	68.6	255.7	710.7
Other borrowings	136.5	—	—	—	—	—	136.5
Derivative financial liabilities	3,007.9	217.6	—	—	—	1.2	3,226.7
Accounts payable	549.0	—	—	—	—	—	549.0
Total	$3,873.9	$376.4	$138.4	$127.7	$122.6	$1,135.7	$5,774.7
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(1)Interest on borrowings is calculated based on the loan balance and the interest rate on the New Senior Secured Notes which bear interest at a rate of 6.75% and the China Facilities which bear interest at a rates of 2.60% - 3.00%, as of December 31, 2024.
CHANGES IN LIABILITIES ARISING FROM FINANCING ACTIVITIES

In millions	Current Borrowings	Long-term Borrowings	Lease Liabilities	Derivative financial instruments (1)
Balance at January 1, 2023	$208.3	$5,831.1	$196.5	$25.7
Cash flows	170.0	—	(87.7)	—
Foreign exchange movement	2.7	211.5	—	—
Changes in fair values (1)	—	—	—	7.3
Changes in leases	—	—	231.0	—
Other	—	(102.2)	—	—
Balance at December 31, 2023	381.0	5,940.4	339.8	33.0
Cash flows	(226.9)	(2,501.7)	(124.7)	(18.2)
Foreign exchange movement	(17.6)	(85.9)	—	—
Changes in fair values (1)	—	—	—	9.4
Changes in leases	—	—	340.8	—
Equitization	—	(2,562.0)	—	—
Balance at December 31, 2024	$136.5	$790.8	$555.9	$24.2
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(1)The statement of financial position values of the derivatives have been recorded as they are disclosed in the Company’s statement of financial position and fair value reserve, and therefore cannot be reconciled with their actual fair values.
CURRENCY RISK
The Company’s consolidated financial statements are expressed in U.S. dollars, but a substantial portion of the Company’s revenues, purchases, and expenses are denominated in other currencies, and monetary assets and liabilities are particularly exposed to the euro, the Canadian dollar, and the U.S. dollar for subsidiaries that have functional currencies other than the U.S. dollar. The Company also has outstanding indebtedness denominated in currencies other than U.S. dollars. The Company has entered into forward foreign exchange contracts to reduce the foreign exchange risk associated with revenues, purchases, and expenses denominated in these currencies. Certain forward foreign exchange contracts were designated at inception and accounted for as cash flow hedges.
Revenues and expenses of all foreign operations are translated into U.S. dollars at the foreign currency exchange rates that approximate the rates in effect at the dates when such items are recognized. As a result, we are exposed to foreign currency translation gains and losses. Appreciating foreign currencies relative to the U.S. dollar, to the extent they are not hedged, will positively impact operating income and net income by increasing our revenue, while depreciating foreign currencies relative to the U.S. dollar will have the opposite impact.
Balance sheet risks have been managed by financing Amer Sports’ subsidiaries in their functional currencies. The risks have been concentrated at centralized distribution and purchasing units that invoice the subsidiaries in their respective functional currencies. Amer Sports’ currency risk arises from internal and external liabilities in foreign currencies.
The following table summarizes the monetary assets/(liabilities) in currencies to which the Company has significant exposure. The information is inclusive of the impact of forward contracts in place to hedge the foreign currency exposures.

December 31, 2024	Currency of assets/(liabilities)
In millions	USD	RMB	EUR	GBP	SEK	CHF	CAD
Interest-bearing intercompany receivables	$342.8	NA	NA	NA	$6.0	$6.3	$89.7
Interest-bearing intercompany liabilities	(1,264.5)	(396.1)	115.8	(25.5)	NA	NA	NA
Non interest-bearing receivables and payables	(205.3)	182.3	(4.1)	8.8	8.6	4.9	8.2
Foreign exchange derivatives	475.9	186.0	(299.8)	(106.6)	(80.0)	(75.1)	(100.4)

December 31, 2023	Currency of assets/(liabilities)
In millions	USD	RMB	EUR	GBP	SEK	CHF	CAD
Interest-bearing intercompany receivables	$306.5	NA	NA	NA	$8.4	$0.1	$82.6
Interest-bearing intercompany liabilities	(306.5)	(245.4)	(36.1)	(29.5)	NA	NA	NA
Interest-bearing external liabilities	(160.0)	NA	160.0	NA	NA	NA	NA
Non interest-bearing receivables and payables	(134.6)	165.1	(27.6)	6.5	6.4	5.0	(37.9)
Foreign exchange derivatives	523.4	68.6	(243.0)	(88.4)	(76.9)	(85.9)	(97.9)
Based on the net exposures above, it is estimated that a simultaneous strengthening of 10% in the USD against foreign currency exchange rates will increase the fair value of the net monetary assets and liabilities by $77.4 million and $62.8 million, and decrease profit or loss by $30.3 million and $16.2 million, for the years ended December 31, 2024 and 2023, respectively.
Earnings sensitivity before taxes is influenced by changes in the fair value of derivative instruments not designated ad hedging instruments as well as changes in the value of loans and receivables denominated in currencies other than the U.S. dollar. Other comprehensive income is mainly affected by changes in the fair value of derivative instruments used in hedge accounting recognized under the hedge reserve.

The transaction risk arising from subsidiaries’ business operations is generally hedged between 12-24 months and the hedge ratios are higher for closer months than for later months. The target range for the hedge ratio is between 55% and 95% of 24 month cash flows, except for currencies with elevated interest rates where the hedge horizon is 12-18 months. Hedge ratios are monitored weekly. The hedged cash flows are expected to be realized during the following 12-24 months.
Cash Flow Hedges
Amer Sports applies hedge accounting to forecasted cash flows from sales or purchases in foreign currencies related to its operating activities with values greater than EUR 10 million per currency pair in the entity. The effectiveness is assessed quarterly by analyzing the critical terms. The critical terms of the hedging instrument and the forecasted hedged transactions are significantly the same. The forecasted hedged transactions are expected to occur in the same fiscal month as the maturity date of the hedging instrument, and therefore, the hedge is expected to be effective. Subsequent assessments of effectiveness are performed by verifying and documenting whether the critical terms of the hedging instrument and forecasted hedged transactions have changed during the period in review and whether the hedged transaction remains probable. If there are no such changes in critical terms, the Company will continue to conclude that the hedging relationship is effective. Sources of ineffectiveness, including timing differences in the settlement of forecasted hedged transactions and hedging instruments, and changes in credit risk of the hedging instruments, are not considered material.
Foreign exchange differences for foreign exchange derivatives are recognized as hedge reserve while interest rate differentials for foreign exchange derivatives are recorded in the consolidated statement of income and loss.
The following unrealized gains/(losses) were included in accumulated other comprehensive income:

	For the year ended December 31,
In millions	2024	2023	2022
Foreign exchange derivatives designated as cash flow hedges	$20.7	$(11.6)	$(1.7)
The Company reclassified the following gains/(losses) on derivatives designated as cash flow hedges from accumulated other comprehensive income to locations on the consolidated statement of income and loss as follows:

	For the year ended December 31,
In millions	2024	2023	2022
Cost of sales	$1.1	$18.2	$28.4
Foreign currency exchange losses, net & other finance costs	1.6	—	—
Net Investment Hedge
Net investments in foreign subsidiaries are long-term investments. Their fair value changes through movements of foreign currency exchange rates. In July 2024, the Company entered into a $50 million notional cross-currency swap (CCS), which was designated as a net investment hedge of the translation risk arising from the Company's net investment in its Japanese subsidiary. The hedge remained effective since inception, gains and losses were immaterial and were accumulated in equity, and no amount was recognized in the consolidated statement of income and loss in any period presented.
The following unrealized gains/(losses) were included in accumulated other comprehensive income:

	For the year ended December 31,
In millions	2024	2023	2022
Cross-currency swaps designated as net investment hedges	$(1.0)	$—	$—
INTEREST RATE RISK
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company addresses its net exposure to interest rate risk mainly through the ratio of its fixed-rate financial debt to variable-rate financial debt contained in its total financial debt portfolio. To manage this mix, the Company may enter into interest rate swap agreements, in which it exchanges periodic payments based on a notional amount and agreed-upon fixed and variable interest rates.
The debt portfolio was entirely at fixed rates as of December 31, 2024. Approximately 10% and 2% of the debt portfolio was fixed as of December 31, 2023 and 2022, respectively.
Cash and cash equivalents are excluded from the interest rate risk portfolio of the Company due to their short-term nature.
At December 31, 2023, the Company had outstanding interest rate derivatives, which were not designated as hedging instruments, which were used to hedge floating rate loans. As of December 31, 2024, we have fully exited those interest rate derivative contracts.
The following unrealized gains/(losses) were included in accumulated other comprehensive income:

	For the year ended December 31,
In millions	2024	2023	2022
Interest rate swaps and options designated as cash flow hedges	$—	$0.6	$—
The Company reclassified the following losses on derivatives designated as hedging instruments from other comprehensive income to interest expense:

	For the year ended December 31,
In millions	2024	2023	2022
Interest rate swaps and options designated as cash flow hedges	$(10.1)	$—	$—
Sensitivity analysis for interest rate risk
The impact on the consolidated statement of income and loss due to an increase of 1% in interest rates for the next 12 months, provided that other factors remain unchanged, would be immaterial for the year ended December 31, 2024 due to our limited exposure to floating rate debt. The impact on net income for the years ended December 31, 2023 and 2022 would have been $51.7 million and $52.5 million, respectively. A 1% decrease in market interest rates would have an opposite effect of approximately the same amount. The sensitivity is calculated on non-current and other borrowings. Interest rate floors are excluded from the calculations.
CREDIT RISK
Amer Sports, Inc. is exposed to customary credit risk through accounts receivables that are held in the Company’s consolidated statement of financial position. The Company has a global customer base, and there are no significant risk concentrations. No single customer accounts for more than 10% of total accounts receivable and the largest 20 customers represent approximately 33% of total accounts receivable as of December 31, 2024.
Amer Sports uses credit insurance in most of the countries in EMEA and Japan to protect against the risk of non-payment and to secure sales up to predefined limits.
Excess liquidity can be placed to the market according to the credit criteria and limits per the Company's internal guidelines and the New Senior Secured Credit Facilities Agreement.
The credit risk arising from Amer Sports’ derivatives is considered low. The risk is minimized by careful selection of counterparties, their limited share of the total portfolio and by monitoring counterparties’ creditworthiness and outstanding liabilities towards Amer Sports.
The following table sets out the consolidated statement of financial position values of financial assets which represent the maximum amount of the credit risk at the reporting dates:

In millions	December 31, 2024	December 31, 2023
Non-current financial assets
Other non-current financial assets	$59.7	$79.4
Promissory notes	4.2	—
Derivative financial instruments
Interest rate derivatives	—	3.3
Foreign exchange derivatives	2.2	—

Current financial assets
Hold-to-collect accounts receivables	570.9	597.2
Available for sale factoring receivables	36.2	2.6
Other interest-free receivables	127.5	118.0
Promissory notes	7.0	6.8
Derivative financial instruments
Foreign exchange derivatives	44.5	12.5
Interest rate derivatives	—	0.8
Cash and cash equivalents	345.4	483.4
Factoring
One of the Company's subsidiaries entered into a factoring agreement, originally in 2013 and subsequently amended and restated in 2022, with a third-party banking institution (“Factor”), pursuant to which the Company agreed to sell accounts receivable up to a limit of $50 million in exchange for advanced funding equal to 100% of the principal value of the invoice on a non-recourse basis. Information on accounts receivable identified for factoring is provided and verified by the Factor prior to being accepted for factoring. The Company is charged a commission fee of 0.4% on the basis of purchased gross invoice amounts, and an adjustment rate of the Daily Simple SOFR plus 1.50% per annum, based on the number of days between the purchase date and the settlement date. The program is in place for certain approved US-based obligors. The year-end value of uncollected receivables transferred as part of the factoring program was $0.1 million and $39.4 million as of December 31, 2024 and 2023, respectively. The total accounts receivable balances transferred to the Factor were $91.8 million and $232.9 million, for the years ended December 31, 2024 and 2023, respectively.
The Company entered into receivables financing arrangements with two subsidiaries and a third-party banking institution (“Factor in EMEA”) on December 15, 2023, pursuant to which the Company agreed to sell accounts receivable up to a limit of €60 million. The Company uses the full limit on a daily basis. The year-end value of uncollected receivables transferred as part of the factoring program was $59.1 million and $57.9 million as of December 31, 2024 and 2023, respectively. The total accounts receivable balances transferred to the Factor were $193.2 million and $58.1 million, for the years ended December 31, 2024 and 2023, respectively. There is no recourse or other liability included in the program.
The fair value of the continuing involvement in the transferred trade receivables corresponds to the maximum payment and the undiscounted cash outflows the Company might have to pay in case of late payment. The fair value of continuing involvement in the transferred trade receivables for both programs as of December 31, 2024 and 2023, was immaterial, individually and in the aggregate. The Company has assessed that significantly all risks and rewards of the transferred accounts receivables have been transferred to the Factors. The Company only retains the risk of late payments of the underlying debtors, which has been considered immaterial for the consolidated financial statements. All of the potential cash outflows have a maturity of less than 12 months. The objective of Amer Sports sale of receivables arrangements is to balance the liquidity swings of the Company.
DERIVATIVE FINANCIAL INSTRUMENTS
The fair values and total notional values for derivative assets in consideration of their contractual maturities are as follows:

	December 31, 2024
In millions	Fair value	Notional value	2025	2026	2027 and after
Hedge accounting-related
Foreign exchange derivatives hedging cash flows from operations	$32.7	$1,701.0	$1,479.6	$221.4	$—
Cross-currency swaps	(1.2)	50.0	—	—	50.0

Other derivative contracts
Foreign exchange derivatives	(4.1)	1,559.5	1,559.5	—	—

	December 31, 2023
In millions	Fair value	Notional value	2024	2025	2026 and after
Hedge accounting-related
Foreign exchange derivatives hedging cash flows from operations	$(8.7)	$1,372.3	$1,327.3	$45.0	—

Other derivative contracts
Foreign exchange derivatives	(6.2)	1,031.1	1,031.1	—	—
Interest rate derivatives	3.3	110.5	—	110.5	—
OFFSETTING FINANCIAL ASSETS AND LIABILITIES
Financial assets and liabilities subject to offsetting, enforceable master netting arrangements and similar agreements as of December 31, 2024:

	Related amounts not set off
In millions	Gross amount of derivative financial instruments	Related assets/(liabilities) subject to master netting agreements	Collateral given/(received)	Net exposure
Derivative assets	$57.4	$(29.1)	$—	$28.3
Derivative liabilities	(30.0)	29.1	—	(0.9)
Financial assets and liabilities subject to offsetting, enforceable master netting arrangements and similar agreements as at December 31, 2023:

	Related amounts not set off
In millions	Gross amount of derivative financial instruments	Related assets/(liabilities) subject to master netting agreements	Collateral given/(received)	Net exposure
Derivative assets	$26.9	$(23.6)	$11.1	$14.3
Derivative liabilities	(37.8)	23.6	—	(14.2)
Financial assets and liabilities other than derivative financial assets and liabilities are not subject to material offsetting, enforceable master netting or similar agreements. Financial assets and liabilities that are not set off in the consolidated statement of financial position, but may be set off are under enforceable master netting arrangements (such as International Swaps and Derivatives Association Inc, ISDA, Master Agreement and Schedules governing terms, obligations and other provisions related to trading and settlement of derivative trades) that allow the Company and the counterparty for net settlement of the relevant financial assets and liabilities when both elect to settle on a net basis. In the absence of such an election, financial assets and liabilities will be settled on a gross basis, however, each party to the master netting arrangement or similar agreement will have the option to settle all such amounts on a net basis in the event of default of the other party.